UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2017

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “BioTime,” “we” or “us” refer to BioTime, Inc.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Compensation

On June 6, 2017, our Board of Directors, based on recommendations of its Compensation Committee, approved the equity awards to certain BioTime executive officers as shown in the following table.

Name of Executive	Title	Number of Stock Options
Adi Mohanty	Co-Chief Executive Officer	650,000
Michael D. West	Co-Chief Executive Officer	TBD*
Russell Skibsted	Chief Financial Officer	250,000

The stock options were granted under our Equity Incentive Plan (the “Plan”). The options shall vest and thereby become exercisable as follows: 25 percent of the options shall vest upon the executive’s completion of continuous service as an executive officer or employee of BioTime or a subsidiary from the date of grant until February 1, 2018, and the balance of the options shall vest in 36 equal monthly installments, commencing on February 1, 2018, in each case based upon the executive’s continued service as an executive officer or employee of BioTime or a subsidiary.

The options shall expire if not exercised 10 years from the date of grant. However, in the event of termination of the executive’s employment for any reason other than death or disability, the options will expire three months following the termination of employment, and in the event of the executive’s death or disability, the options will expire if not exercised within the first year following cessation of employment due to death or disability, and in each case may be exercisable only up to the amount vested on the date the executive’s employment terminates.

The exercise price of such options is $3.16, the fair market value of BioTime common shares determined in accordance with the Plan;

The options shall be incentive stock options pursuant to Section 422 of the Internal Revenue Code, to the extent permitted by the Code.

*As of the date of this Report, the Board of Directors has not yet made an Equity Award to Michael D. West, Co-Chief Executive Officer, but intends to do so in the exercise of its discretion. The Equity Award to Michael D. West is being deferred until successful completion of the launch of BioTime’s recently created subsidiary AgeX Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: June 8, 2017	By:	/s/ Russell Skibsted
Chief Financial Officer